ASTROP FIRST INTERNET FUND,
                    A SERIES OF TRUST FOR INVESTMENT MANAGERS

                       SUPPLEMENT DATED SEPTEMBER 22, 2000
                         TO PROSPECTUS DATED MAY 3, 2000


The Advisor has determined that the Fund will maintain a "core" position of at least 20 stocks. This replaces the disclosure on page 3 of the Prospectus that states that the Advisor will select a "core" position of 30 to 50 common stocks.